SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 240-0-11 and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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To the Stockholders of Arrhythmia Research Technology, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Arrhythmia Research Technology, Inc. on Thursday, May 21, 2015.  The Annual Meeting will begin at 10:00 a.m. local time at the DoubleTree by Hilton, 99 Erdman Way, Leominster, Massachusetts.

We are pleased to again be using the U.S. Securities and Exchange Commission rule that allows us to furnish our proxy materials over the Internet.  As a result, we are mailing our stockholders a Notice of Internet Availability ("Notice") instead of paper copies of our Proxy Statement and 2014 Annual Report on Form 10-K .  The Notice contains instructions on how to access these documents via the Internet.  The Notice also contains instructions on how you can receive a paper copy of our proxy materials, including this Proxy Statement, our 2014 Annual Report on Form 10-K and a proxy card.  Stockholders who request paper copies of proxy materials will receive them by mail.  This process will conserve natural resources and reduce the costs of printing and distributing our proxy materials to our stockholders.

Because it is important that your shares be voted at the Annual Meeting, we urge you to complete, date and sign a proxy card and return it as promptly as possible, whether or not you plan to attend in person.  If you are a stockholder of record and do attend the annual meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

We appreciate your continued support of and interest in Arrhythmia Research Technology, Inc.

We look forward to seeing you in Leominster, Massachusetts on May 21, 2015.

Very truly yours,
By: /s/ E.P. Marinos
E. P. Marinos
Chairman of the Board

April [__], 2015

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
25 Sawyer Passway
Fitchburg, MA 01420

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held Thursday, May 21, 2015

TO THE STOCKHOLDERS OF ARRHYTHMIA RESEARCH TECHNOLOGY, INC.:

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Stockholders of Arrhythmia Research Technology, Inc., a Delaware corporation (the “Company”), will be held at the DoubleTree by Hilton, 99 Erdman Way, Leominster, Massachusetts, on Thursday May 21, 2015, at 10:00 a.m., local time, for the following purposes, as described in our Proxy Statement:

1.	To re-elect two Class II directors to hold office for three years until the 2018 annual meeting and until their successors are duly elected and qualified.

2.	To approve the non-binding advisory vote on executive compensation ("say-on-pay").

3.	To approve an amendment to the Certificate of Incorporation to revise the preferred stock authorization from its current terms to blank check preferred stock.

4.	To ratify the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm.

5.
To consider and vote on a proposal to authorize the Board of Directors to adjourn the Annual Meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies, in the event there are insufficient votes present in person or represented by proxy at the Annual Meeting to approve the proposals.

6.	To transact any other business which may properly be brought before the Annual Meeting or any adjournment or postponement thereof.
All stockholders are cordially invited to attend the Annual Meeting of Stockholders.  Only stockholders of record of the Company at the close of business on April 1, 2015 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.  A complete list of these stockholders will be open for the examination of any stockholder of record during ordinary business hours at the Company's principal executive offices located at 25 Sawyer Passway, Fitchburg, Massachusetts for a period of ten days prior to the Annual Meeting.  The list will also be available for the examination of any stockholder present at the Annual Meeting.
If you are a holder of record and plan to attend the Annual Meeting in person, please bring photo identification. If your shares are held in the name of a broker, bank or other nominee, please bring with you photo identification and a letter from the broker or other nominee confirming your ownership as of the record date. If you wish to vote your shares at the meeting, the broker, bank or other nominee must provide you with a proxy or power of attorney.
Your vote is important.  Your prompt response will also help reduce proxy costs and will help you avoid receiving follow-up telephone calls or mailings.  Please vote as soon as possible.  Also, the Company has elected to take advantage of the Securities and Exchange Commission rules that allow the Company to furnish proxy materials to you and other stockholders on the Internet.

By Order of the Board of Directors,
ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
/s/ Derek T. Welch
Derek T. Welch
Secretary
Fitchburg, Massachusetts
April [__], 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 21, 2015, THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT WWW.CSTPROXY.COM/ARTHRT/2015.

TABLE OF CONTENTS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you furnish me with this proxy statement?
Why are you making these materials available over the Internet rather than mailing them?
How can I have printed copies of the proxy materials mailed to me?
What proposals will be addressed at the Annual Meeting?
Who may vote on these proposals?
How many votes do I have?
How does the Board recommend that I vote?
What is the quorum requirement?
Why would the annual meeting be adjourned?
How do I vote by proxy?
How do I vote in person?
May I revoke my proxy?
What vote is required to approve each proposal?
Are there any dissenters’ rights of appraisal?
Who bears the cost of soliciting proxies?
Where are the Company’s principal executive offices?
How can I obtain additional information about the Company?

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

CORPORATE GOVERNANCE

REPORT OF THE AUDIT COMMITTEE

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AUDIT FEES SUMMARY

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS
PROPOSAL 1 - ELECTION OF DIRECTORS
PROPOSAL 2 - APPROVAL OF A NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL 3 - APPROVAL OF AMENDMENT TO THE FOURTH ARTICLE OF THE CERTIFICATE OF INCORPORATION TO REVISE THE PREFERRED STOCK AUTHORIZATION FROM ITS CURRENT TERMS TO BLANK CHECK PREFERRED STOCK
PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 5 - AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

ADDITIONAL INFORMATION
    APPENDIX I : Proxy Card
    APPENDIX II: Form of Blank Check Preferred Amendment

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To be held May 21, 2015

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU FURNISH ME WITH THIS PROXY STATEMENT?
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Arrhythmia Research Technology, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of the Company’s stockholders to be held at the DoubleTree by Hilton, 99 Erdman Way, Leominster, Massachusetts on Thursday, May 21, 2015 at 10:00 a.m., local time, and at any adjournments or postponements of the Annual Meeting.  This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may simply complete, sign and return a proxy card.

WHY ARE YOU MAKING THESE MATERIALS AVAILABLE OVER THE INTERNET RATHER THAN MAILING THEM?
Under the "Notice and Access Rule" that the Securities and Exchange Commission (the "SEC") has adopted, we are again this year furnishing proxy materials to our stockholders on the Internet rather than mailing printed copies of those materials to each stockholder.  This will help us conserve natural resources and it will save postage, printing and processing costs.  If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of our proxy materials unless you specifically request one.  Instead, the Notice of Internet Availability will instruct you on how to (1) access and review the Company's proxy materials on the Internet and (2) access your proxy card to vote on the Internet.  We anticipate that we will mail the Notice of Internet Availability to our stockholders on or about April [__], 2015.
The Proxy Materials are available at www.CSTPROXY.COM/ARTHRT/2015. Enter the 12-digit control number located on the Notice of Internet Availability or proxy card.

HOW CAN I HAVE PRINTED COPIES OF THE PROXY MATERIALS MAILED TO ME?
Instructions for requesting a paper copy of the proxy materials are set forth on the Notice of Internet Availability.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?
The following proposals will be addressed at the Annual Meeting:

1.	The re-election of two Class II directors to serve for three years, as identified below;

2.	To approve a non-binding advisory vote on executive compensation ("say-on-pay");

3.	To approve an amendment to the Certificate of Incorporation to revise the preferred stock authorization from its current terms to blank check preferred stock;

4.	The ratification of the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm;

5.	The authorization to adjourn the Annual Meeting to a later date or dates if there are insufficient votes to approve the proposals; and

6.	Transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
Our Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote in favor of each proposal.

WHO MAY VOTE ON THESE PROPOSALS?

Stockholders who owned shares of the Company’s voting stock at the close of business on April 1, 2015 (the “Record Date”) are entitled to vote at the Annual Meeting on all matters properly brought before the Annual Meeting.
On the Record Date, the Company had 2,778,339 shares of issued and outstanding common stock, par value $0.01 per share (“Common Stock”).

HOW MANY VOTES DO I HAVE?
Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board unanimously recommends that stockholders vote "FOR" both of the Class II nominees for director, "FOR" the non-binding advisory proposal regarding the Company's executive compensation, "FOR" the amendment to the Company's Certificate of Incorporation to revise the preferred stock authorization from its current terms to blank check preferred stock, "FOR" the ratification of the appointment of Wolf & Company, P.C. as independent registered public accounting firm, and "FOR" the authorization to adjourn the Annual Meeting to a later date or dates if there are insufficient votes present in person or represented by proxy at the Annual Meeting to approve the proposals.

WHAT IS THE QUORUM REQUIREMENT?
A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the Annual Meeting or by proxy.  On the Record Date, there were 2,778,339 shares outstanding and entitled to vote.  Thus, 1,389,170 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  A broker non-vote occurs when a broker holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner.  If there is no quorum, the chairman of the meeting or a majority of the votes present at the meeting may adjourn the meeting to another date.

WHY WOULD THE ANNUAL MEETING BE ADJOURNED?
     The Annual Meeting may be adjourned if a quorum is not present or to allow time for further solicitation of proxies in the event there are insufficient votes present in person or represented by proxy to approve the proposals.
     For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote.  Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting.

HOW DO I VOTE BY PROXY?
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. Stockholders may deliver their proxies either:

(1)	Electronically over the Internet as outlined in the Notice of Internet Availability; or

(2)	By requesting, completing and submitting a properly signed paper proxy card as outlined in the Notice of Internet Availability.
Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person as described elsewhere herein.     If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.  If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

1.	FOR two Class II directors identified below;

2.	FOR the non-binding advisory proposal regarding the Company's executive compensation ("say-on-pay");

3.	FOR the amendment to the Company's Certificate of Incorporation to revise the preferred stock authorization from its current terms to blank check preferred stock;

4.	FOR the ratification of the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm; and

5.	FOR the authorization to adjourn the Annual Meeting to a later date or dates if there are insufficient votes present in person or represented by proxy at the Annual Meeting to approve the proposals.
If any other matters are presented, your proxy will vote in accordance with his or her best judgment.  At the time this proxy statement was finalized, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

HOW DO I VOTE IN PERSON?
If you are a stockholder of record (i.e., you own the shares directly in your name) and plan to attend the Annual Meeting, you may attend and vote in person on May 21, 2015, or at a later date if the meeting is adjourned or postponed to a later date, as long as you present valid proof of identification at the meeting. We will give you a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee, in addition to identification, you must bring proof of beneficial ownership in order to attend the meeting, which generally can be obtained from the record holder. In that event, you must also obtain a proxy or a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares at the meeting.

MAY I REVOKE MY PROXY?
If you give a proxy, you may revoke it at any time before it is exercised.  You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date;

2.
You may notify the Company in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting, that you are revoking your proxy; or

3.	You may vote in person at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
Proposal 1:  Election of Directors.
A plurality of the eligible votes cast is required to elect a director nominee.  A nominee who receives a plurality means he has received more votes than any other nominee for the same director's seat.
Proposal 2: Non-binding Advisory Vote on Executive Compensation.
The approval of Proposal 2, the approval of the advisory vote on executive compensation, requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares of Common Stock entitled to vote.
Proposal 3: Vote on amendment to the Certificate of Incorporation for the authorization of black check preferred stock
Approval of the Blank Check Preferred Amendment requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock issued and outstanding as of the record date.
Proposal 4: Ratification of independent registered public accounting firm.
The approval of Proposal 4, the ratification of the appointment of our independent registered public accounting firm, requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.
Proposal 5:  Adjournment of the Annual Meeting.
The approval of Proposal 5, the adjournment of the Annual Meeting, requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.
Abstentions will be counted toward the tabulation of votes present or represented on Proposals 3, 4 and 5 and will have the same effect as votes “Against” these proposals.  Abstentions will have no effect of Proposal 1 or Proposal 2. New York Stock Exchange rules prohibit brokers from voting on Proposal 1 and 3 without receiving instructions from the beneficial owner of the shares.  In the absence of instructions, shares subject to such broker non-votes will not be counted as voted or as present or represented on Proposals 4 and 5 and so will have no effect on the vote.  Please note that brokers may not vote your shares on the election of directors or with respect to the Blank Check Preferred Amendment in the absence of your specific instructions as to how to vote so we encourage you to provide instructions to your broker regarding the voting of your shares.

ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?
The Board of Directors is not proposing any action for which the laws of the State of Delaware, the Company’s Certificate of Incorporation or the By-laws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

WHO BEARS THE COST OF SOLICITING PROXIES?
The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.

WHERE ARE THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES?
The Company’s principal executive offices are located at 25 Sawyer Passway, Fitchburg, Massachusetts and the Company's telephone number is (978) 345-5000.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY?
The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 has been made available on the Internet to all stockholders entitled to vote at the Annual Meeting and who received the Notice of Internet Availability.  Additional copies will be furnished without charge to stockholders upon written request. Exhibits to the Form 10-K will be provided upon written request and payment of an appropriate fee.  All written requests should be directed to Arrhythmia Research Technology, Inc., Attn: Secretary of the Company, 25 Sawyer Passway, Fitchburg, Massachusetts 01420.
The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which requires that the Company file reports, proxy statements and other information with the SEC.  The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The SEC's website address is http://www.sec.gov.  In addition, the Company's Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at Room 1580, 100 F Street, N.E., Washington, DC 20549, on official business days during the hours of 10:00 am to 3:00 pm.  You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
 AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Owners of at Least Five Percent of our Common Stock
The following table shows, to the best of our knowledge, all persons we know to be beneficial owners of five percent or more of the voting securities of the Company as of the Record Date.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned(1)	Percent of Class(1)
Chambers Medical Foundation	296,268(2)	10.7%
Edwin K. Hunter, Trustee 1807 Lake Street Lake Charles, LA 70601

REF Securities & Co.	231,607(3)	8.3%
Rodd Friedman 12 South Main Street, Suite 203 Norwalk, CT 06854
___________________________

(1)
Unless otherwise noted in these footnotes, the Company believes that all shares referenced in this table are owned of record by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them.  In accordance with Rule 13d-3 under the Exchange Act, each person’s percentage ownership is determined by assuming that the options that are held by that person, and which are exercisable within 60 days, have been exercised.

(2)
Based on information included in a Schedule 13D/A filed with the SEC on September 21, 2011 by the Chambers Medical Foundation. Such Trustee has sole voting and dispositive power with respect to such shares.

(3)
Based on information in a Schedule 13G/A filed on January 26, 2015, REF Securities & Co. (“REF Securities”) has sole voting and dispositive power over 207,807 shares of common stock including 20,000 warrants to purchase common stock.  Rodd Friedman, the managing partner and majority owner of REF Securities & Co., has sole voting and dispositive power over 231,607 shares of common stock including the 207,807 shares and warrants held in the name of REF Securities.

Security Ownership of Directors and Executive Officers
The following table shows the securities owned by each director and director nominee, the Named Executive Officers as defined below, and by all of the present executive officers and directors as a group as of the Record Date.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned(1)	Percent of Class(1)
Jason R. Chambers	126,543(2)	4.52%
Paul F. Walter, M.D.	89,555(2)	3.20%
E. P. Marinos	79,448(2)	2.84%
Salvatore Emma, Jr.	42,010(3)	1.50%
Derek T. Welch	2,000(4)	0.07%
All Executive Officers and Directors as a Group (5 Persons)	339,556(5)	11.84%
___________________________

(1)
Unless otherwise noted in these footnotes, the Company believes that all shares referenced in this table are owned by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them.  In accordance with Rule 13d-3 under the Exchange Act, each person’s percentage ownership is determined by assuming that the options that are held by that person, and which are exercisable within 60 days, have been exercised.  The address of all persons listed above is c/o Arrhythmia Research Technology, Inc., 25 Sawyer Passway, Fitchburg, MA 01420.

(2)	Includes 21,500 shares issuable upon exercise of options.

(3)	Includes 22,000 shares issuable upon exercise of options.

(4)	Includes 2,000 shares issuable upon exercise of options.

(5)
Includes 88,500 shares of the Company's common stock that executive officers and directors have the right to acquire upon exercise of stock options that are currently exercisable or exercisable within 60 days.

Securities Authorized for Issuance under Equity Compensation Plans
The following table provides information, as of December 31, 2014, with respect to our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	165,800	$5.58	360,000 (1)
Equity compensation plans not approved by security holders	—	—	—
Total	165,800	$5.58	360,000 (1)
__________________________
(1)2010 Equity Incentive Plan approved by stockholders at the 2010 annual meeting.

 Section 16(a) Beneficial Ownership Reporting Requirements
Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of any publicly traded class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC and the New York Stock Exchange.  Officers, directors, and greater-

than-ten-percent stockholders are required by the SEC's regulations to furnish the Company with copies of all Section 16(a) forms that they file.
Based solely upon a review of Forms 3 and Forms 4 furnished to the Company during the most recent fiscal year, and Forms 5 with respect to its most recent fiscal year, the Company believes that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the executive officers, directors, and security holders required to file the same during the fiscal year ended December 31, 2014.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers
The current directors and executive officers of the Company are as follows:

Name	Age	Title
E. P. Marinos	73	Chairman of the Board
Salvatore Emma, Jr.	55	President, Chief Executive Officer and Director
Jason R. Chambers	37	Director
Paul F. Walter, M.D.	78	Director
Derek T. Welch	46	Chief Financial Officer and Secretary
Set forth below are descriptions of the backgrounds of the executive officers and directors of the Company and their principal occupations for the past five years.
E. P. Marinos.  Mr. Marinos has served as a director of the Company since 1994.  He has served as Chairman of the Board from 2001 to the present.  From 1995 until 1997, he was President and Chief Executive Officer of the Company. Mr. Marinos has been Chief Executive Officer of AMT/EPM Associates, a consulting firm, since 2001.  Mr. Marinos was President and Chief Executive Officer of Midcoast Interstate Transmission, Inc. (MIT), an interstate pipeline company, from 1997 until 2001.  He also became Corporate Vice President of Administration for Midcoast Energy Resources, Inc. (MRS), MIT's parent company, and President and Chief Executive Officer of Kansas Pipeline Co. a subsidiary of MRS in 1999 and he held those positions until MRS was sold in 2001.   From 2009 to 2012 he served as a director of the Bay Area Houston Ballet & Theatre, a non-profit organization.  Mr. Marinos holds a B.S. in Business Administration with majors in Finance and Accounting from Wayne State University and is a member of the AICPA.
Mr. Marinos brings upwards of 18 years prior experience with a “Big 8” accounting firm, including years of experience providing audit and advisory services to a variety of industries including medical, engineering, banking and energy.  His prior service as president and CEO of the Company as well as CEO and CFO of other publicly traded companies expand his breadth of knowledge of business and management.  His advanced degree in business administration including majors in finance and accounting, as well as prior experience, qualify him to serve as a member of the Company’s Audit Committee.
Salvatore Emma, Jr.  Mr. Emma was appointed President, Chief Executive Officer, and Director of the Company effective April 1, 2013. Mr. Emma served as Vice President and General Manager of the Company's wholly-owned subsidiary, Micron Products, Inc. from 2008 until April 2013 when he was appointed President thereof.  As Vice President and General Manager, Mr. Emma guided efforts in strategy, operations, innovation and continuous improvement to meet the needs of leading multinational corporations and other customers in the medical products, defense, commercial, and consumer markets. Mr. Emma joined Micron Products in 2007 as Director of Information Technology. Prior to joining Micron Products, he was an enterprise information systems consultant from 1995 to 2007. In this role, he led a variety of strategic initiatives including ERP implementation, business intelligence, information systems design, programming, and business systems architecture.  Previously, he served as Corporate Controller at Kervick Enterprises, Inc., an aerospace and orthopedics investment casting and forging manufacturing company.  Mr. Emma holds a B.S. in Business Administration with a minor in Computer Science from Fitchburg State University.
As the only management representative on the Company's Board, Mr. Emma provides an insider's perspective to the Board about operations and strategy of the Company.  In addition, he has experience in many aspects of the Company's business including operations, finance, and information systems.  Mr. Emma also has a long history in the local community. His contacts and relationships in Fitchburg, Massachusetts and surrounding communities allow him to collaborate with local leaders in business and government.
Jason R. Chambers.  Mr. Chambers has served as a director of the Company since 2006.  Mr. Chambers has served as President of Mountain Brook Water, a water bottling and distribution company, from 2002 to present, and from 2001 to present has served as a consultant assisting The Chambers Medical Foundation, a private foundation (the "Foundation"), in assessing medical grant applications. Mr. Chambers was appointed Trustee of the Foundation in 2011.  The Foundation beneficially owns approximately 10% of the Company’s outstanding common stock.  Mr. Chambers holds a Bachelor of Science degree from Vanderbilt University School of Engineering and a Masters of Business Administration degree from Owen Graduate School of Management, Vanderbilt University with a concentration in finance and marketing.  Mr. Chambers is also a Dana-Farber Cancer Institute Hematologic Oncology visiting committee member.

Mr. Chambers brings over 10 years of practical business and finance experience as the president of a growing enterprise along with knowledge of and relationships with the medical community through his non-profit activities.  His advanced degree in business administration and finance experience qualify him to serve on the Company's Audit Committee.
Paul F. Walter, M.D.  Dr. Walter has served as a director of the Company since its founding in 1982.  Dr. Walter retired from his position as an electrophysiologist and Professor of Medicine at Emory University in 2010, where he served on the faculty since 1980. He specialized in cardiology and clinical electrophysiology.  Dr. Walter started the arrhythmia/electrophysiology service at Emory University in 1980.  He performed clinical research studies in signal averaged electrocardiography when this test was being developed in the 1980s.  He is a graduate of the University of Nebraska, College of Medicine with graduate studies at the University of Michigan.
Dr. Walter has over 30 years' experience on the Company’s Board and brings over 50 years of experience in the medical field and community, particularly as it relates to cardiology.  His experience on the faculty of Emory University and in-depth knowledge and experience with electrophysiology and developments in cardiology, uniquely position him to provide valuable insights into innovative products in the medical field as well as markets for such products.
Derek T. Welch.  Mr. Welch was engaged as Corporate Controller of the Company in January 2013 and appointed Secretary of the Company in March 2013. Mr. Welch was appointed principal financial and accounting officer in September 2013 and was named Chief Financial Officer in January 2015. From September 2010 to December 2012, Mr. Welch served as Assistant Corporate Controller for Alere, Inc., a provider of point-of-care diagnostic and monitoring devices. From February 2007 to September 2010, Mr. Welch was the Assistant Controller of the medical services division of Fresenius Medical Care, a provider of kidney dialysis services. From May 2005 to February 2007, he served as Senior Accounting Manager at Cytyc Corporation (Hologic Inc.), a developer, manufacturer and supplier of diagnostic products, medical imaging systems and surgical products and from December 2002 to May 2005 he served as a Division Controller for Hannaford Supermarkets. Mr. Welch is a certified public accountant and earned his Bachelor’s Degree in Business Administration, with a concentration in accounting, from the University of New Hampshire.

CORPORATE GOVERNANCE

The Board of Directors
The Board of Directors oversees the business affairs of the Company and monitors the performance of management. Currently the number of seats on the Board is four.  The Company’s By-laws further provide that the Board of Directors be divided in three classes serving staggered three year terms with each class to be as nearly equal in number as possible.
Members of the Board of Directors discussed various business matters informally on numerous occasions throughout the year 2014.  There were eighteen formal Board meetings in person or by teleconference during 2014.  During 2014, all current directors attended at least 75% of the meetings of our Board and Board committees on which they served.  Independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.
Director Independence
The Company's common stock is listed on the NYSE MKT stock exchange. The Board considers the status of its members pursuant to the independence requirements set forth in the NYSE MKT Company Guide and applicable federal securities laws. Under these requirements, the Board undertakes a review at least annually of director independence. During this review, the Board considers transactions and relationships between each director or any member of his immediate family and the Company and its affiliates, if any. The purpose of this review is to determine whether any such relationships or transactions exist that are inconsistent with a determination that the director is independent. The following current directors, Mr. Marinos, Mr. Chambers and Dr. Walter are “independent” in each case as defined in the NYSE MKT Company Guide. The members of the Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee are also “independent” for purposes of Section 10A-3 of the Exchange Act and NYSE MKT listing requirements. The Board bases these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors.
Board Leadership Structure and Role in Risk Oversight
The Board of Directors does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee.  The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time.  The current structure is that of separate Chief Executive Officer and Chairman of the Board of Directors.  Mr. Salvatore Emma, Jr. serves as the Chief Executive Officer and President and is responsible for day-to-day leadership of the Company.  Mr. E.P. Marinos serves as the Chairman of the Board.  The Board of Directors believes this is the most appropriate structure for the Company at this time as it recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as the Chairman of the Board, particularly as the Board’s oversight responsibilities continue to grow.
The Board, either as a whole or through its committees, regularly discusses with management strategic and financial risks and exposures associated with the Company’s annual operating budget, their potential impact on the Company and the steps taken to manage them.  While the Board of Directors is ultimately responsible for risk oversight at the Company, the Board’s committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk.  In particular, the Audit Committee focuses on financial and enterprise risk exposures and discusses with management and the independent registered public accounting firm, the Company’s policies with respect to risk assessment and risk management, including risks related to financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies and credit and liquidity matters.  The Audit Committee also assists the Board of Directors in fulfilling its duties and oversight responsibilities relating to the Company’s compliance and ethics programs, including compliance with legal and regulatory requirements.  The Executive and Finance Committee regularly reviews with management the Company’s financial arrangements, capital structure and strategic opportunities.  The Nominating and Corporate Governance Committee annually reviews the Company’s corporate governance guidelines and focuses on succession planning.  Finally, the Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s compensation policies and programs.
Attendance Policy
All Board members are strongly encouraged to attend each meeting of the Board and committees on which they serve and be prepared to discuss the business presented.  An attendance rate of at least 75% is the minimum acceptable rate of attendance at Board and committee meetings.  A Board member’s record of attendance will be considered with respect to recommendation of the renewal of a Board term or future assignment to a committee.  Directors are strongly encouraged to attend annual meetings. All four directors attended last year's annual meeting of stockholders.
Committees of the Board of Directors
The Board of Directors has established the following standing committees, namely, an Audit Committee, a Compensation Committee, an Executive and Finance Committee and a Nominating and Corporate Governance Committee.
Audit Committee.  The Audit Committee is presently composed of three members of the Board: Mr. Jason R. Chambers (Chairman), Mr. E.P. Marinos and Dr. Paul F. Walter. The Audit Committee assists the Board of Directors in the oversight of the audit of the Company’s financial statements and the quality and integrity of its accounting, auditing and financial reporting processes.  The Audit Committee also has the responsibility of reviewing the qualifications, independence and performance of the Company’s independent registered public accounting firm and is responsible for the appointment, retention, oversight and, where appropriate, termination of the independent registered public accounting firm.  During fiscal year 2014, the Audit Committee held seven meetings. The Board of Directors has determined that each of the members of the Audit Committee meets the criteria for independence under the applicable listing standards of the NYSE MKT, and that Mr. Marinos also qualifies as an “audit committee financial expert,” as defined by the rules adopted by the SEC.  The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed annually by the Audit Committee.  The current Audit Committee Charter is available on the Company’s web site, namely, http://www.arthrt.com/investor-relations/corporate-governance/.
Compensation Committee.  The Compensation Committee is presently composed of three members of the Board: Dr. Paul F. Walter (Chairman), Mr. E.P. Marinos and Mr. Jason R. Chambers. The principal functions of the Compensation Committee are to evaluate the performance of the Company’s senior executives, to consider the design and competitiveness of the Company’s compensation plans, to review and recommend senior executive compensation and to administer the Company’s equity-based compensation plans.  The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Compensation Committee. During the fiscal year 2014, the Compensation Committee held two meetings. The Board of Directors has determined that each of the members of the Compensation Committee meets the criteria for independence under the applicable listing standards of the NYSE MKT. The current Compensation Committee Charter is available on the Company’s web site, namely, http://www.arthrt.com/investor-relations/corporate-governance/.
Executive and Finance Committee.  The Executive and Finance Committee is presently composed of all four members of the Board.  The principal functions of the Executive and Finance Committee are reviewing and evaluating significant business and policy decisions and making recommendations to the full Board of Directors.
Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee is presently composed of three members of the Board:  Mr. E.P. Marinos (Chairman), Dr. Paul F. Walter and Mr. Jason R. Chambers, each of whom is an independent director as independence is defined by the rules and regulations of the NYSE MKT.  The Nominating and Corporate Governance Committee assists the Board in identifying individuals qualified to be directors, oversees the composition, structure and evaluation of the Board and its committees, and develops and maintains a set of corporate governance guidelines.  The Nominating and Corporate Governance Committee reviews these guidelines regularly and recommends changes as necessary or appropriate.  During the fiscal year 2014, the Nominating and Corporate Governance Committee held three meetings. The Board of Directors has determined that each of the members of the Committee meets the criteria for independence under the applicable listing standards of the NYSE MKT. The current Nominating and Corporate Governance Committee Charter is available on the Company’s web site, http://www.arthrt.com/investor-relations/corporate-governance/.
Nominees to the Board of Directors
     Mr. E. P. Marinos and Mr. Salvatore Emma, Jr. are the Board of Director’s nominees for re-election as Class II directors to the Board of Directors.  See “Information about Directors and Executive Officers” above for information relative to his respective business experience.
     The Company’s Nominating and Corporate Governance Committee identifies new director candidates through recommendations from members of the Committee, other Board members and executive officers of the Company and will consider candidates who are recommended by security holders, as described below.  Although the Board does not have a formal diversity policy, the Committee and the Board will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors.  These factors focus on skills, expertise or background and may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.
For nominations by a stockholder to be properly brought before an annual meeting, the stockholder must have given written notice thereof, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company, not later than 90 days nor earlier than the 120th day prior to the anniversary of the previous year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the later of the close of business ninety (90) days prior to the annual meeting or the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, which may include any public filing by the Company with the Securities and Exchange Commission, of the date of the annual meeting.  For nominations by a stockholder to be properly brought before a special meeting of stockholders called for the purpose of electing directors, the stockholder must have given written notice thereof, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company, not later than the close of business on the tenth (10th) day following the day on which public announcement of the date of the special meeting is first made by the Company.
The notice must set forth information with respect to the stockholder and nominee as specified in Section 3 of the Company's By-laws.
In addition to the provisions of Section 3 of the By-laws summarized above, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.
The Nominating and Corporate Governance Committee will evaluate new director candidates in view of the criteria described above, as well as other factors the Committee deems to be relevant, through reviews of biographical and other information, input from others, including members of the Board and executive officers of the Company, and personal discussions with the candidate when warranted by the results of these other assessments.  The Committee will evaluate any director candidates recommended by security holders under the same process.  In determining whether to recommend to the Board the nomination of a director who is a member of the Board, the Committee will review the Board performance of such director and solicit feedback about the director from other Board members.
Communicating with the Board
The Board desires to foster open communications with its security holders regarding issues of a legitimate business purpose affecting the Company.  Each Board member is willing to accept correspondence.  Communications from stockholders should be in the form of written correspondence and sent via registered mail or overnight delivery to the Company’s corporate office, care of the Secretary.  Electronic submissions of security holder correspondence will not be accepted.  The correspondence shall include supporting documentation evidencing the security holder’s stock or other holdings in the Company.  The Secretary shall pass on any such communication, other than a solicitation for a product or service or a request for copies of reports filed with the Commission, to the appropriate Board member.  Any security holder correspondence addressed generically to the Board of Directors will be forwarded to the Chairman of the Board.
Code of Conduct and Ethics
The Company has adopted a Code of Conduct and Ethics that applies to all its employees as well as its principal executive, financial and accounting officers.  The current Code can be found on the Company’s website at http://www.arthrt.com/investor-relations/corporate-governance/.  The Company intends to satisfy the disclosure requirements regarding any amendments to or waivers from a provision of the Code that applies to its principal executive, financial and accounting officers by posting such information on its website at the address set forth above.

REPORT OF THE AUDIT COMMITTEE

The information contained in this Proxy Statement with respect to the Audit Committee Report, charter and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the accounting firm that is engaged as the Company’s independent registered public accounting firm.  The Company’s management is responsible for the Company’s internal controls, disclosure controls and financial reporting process.  The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

In the performance of the Audit Committee’s oversight function, we have reviewed and discussed with management the Company’s audited financial statements of the Company for the fiscal year ended December 31, 2014 and management’s assessment of the effectiveness of the Company’s internal control over financial reporting.  We have also discussed with the Company’s independent registered public accounting firm the matters requiring discussion pursuant to Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees) and as adopted by the Public Company Accounting Oversight Board in Rule 3200T and such other matters as we have deemed to be appropriate.  We have also discussed with the Company’s independent registered public accounting firm matters relating to its independence, and have received the written disclosures and letter from it required by the applicable requirements of the Public Company Accounting Oversight Board.

On the basis of the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the year ended December 31, 2014 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the Securities and Exchange Commission.

By the Members of the Audit Committee:
Mr. Jason R. Chambers, Chairman
Mr. E.P. Marinos
Dr. Paul F. Walter

Audit Committee Pre-Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit and permissible non-audit services provided to the Company by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent registered public accounting firm.  Such policies and procedures provide that management and the independent registered public accounting firm shall jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the annual plan for each fiscal year.  In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services not in the annual plan on a case-by-case basis.  Management must provide a detailed description of each proposed service and the projected fees and costs (or a range of such fees and costs) for the service.  The policies and procedures require management and the independent registered public accounting firm to provide quarterly updates to the Audit Committee regarding services rendered to date and services yet to be performed.

As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members, for audit and non-audit services to a subcommittee consisting of one or more members of the Audit Committee.  Any service pre-approved by a delegate must be reported to the Audit Committee at the next scheduled meeting.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table
The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 2014 and 2013, paid or accrued by the Company to or on behalf of those persons who were, during the fiscal year ended December 31, 2014, the Company's Chief Executive Officer and the Company's most highly compensated executive officers serving as such as of December 31, 2014 whose compensation was in excess of $100,000 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Salvatore Emma, Jr., President & CEO (3)	2014	225,000	33,750	—	—	—	—	—	258,750
	2013	204,570	—	—	12,302	—	—	—	216,872
Michael S. Gunter, Interim CEO (4)	2014	—	—	—	—	—	—	—	0
	2013	52,480	—	—	—	—	—	20,000	72,480
Derek T. Welch, Chief Financial Officer and Secretary (5)	2014	140,000	21,000	—	—	—	—	—	161,000
	2013	125,000	10,000	—	10,901	—	—	—	145,901
David A. Garrison, EVP and CFO (6)	2014	—	—	—	—	—	—	—	—
	2013	121,130	—	—	—	—	—	92,061	213,191
__________________________

(1)
Amounts reflect the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. Option awards were made on April 1, 2013 and December 14, 2013 with a Black-Scholes value of $0.82 and $1.09 per share, respectively. A more detailed discussion of the assumptions used in the valuation of option awards made in fiscal year 2013 may be found in Note 9 of the Notes to the Financial Statements in the Company’s Form 10-K for the year ended December 31, 2014.

(2)
Includes prerequisites based on the aggregate incremental cost to the Company unless the amount of such compensation is less than $10,000, gross-ups or other amounts reimbursed during the year for payment of taxes; accrued severance payments; contributions to defined contribution plans and the dollar value of insurance premiums paid by the Company with respect to life insurance for the benefit of the named executive officer.

(3)
Mr. Emma was appointed President and Chief Executive Officer in April 2013 and served as Vice President and General Manager of the Company's wholly-owned subsidiary, Micron Products. from 2008 until April 2013.

(4)	Mr. Gunter was appointed to serve as Interim Chief Executive Officer effective October 29, 2012 through March 31, 2013.

(5)	Mr. Welch was appointed principal financial and accounting officer of the Company in September 2013 and was appointed Chief Financial Officer effective January 1, 2015.

(6)	Mr. Garrison was appointed as Executive Vice President of Finance of the Company in December 2004, and served as Chief Financial Officer of the Company from November 2002 until September 2013.
Employment Agreements
The Company entered into an employment agreement dated April 7, 2013, with Salvatore Emma, Jr., effective April 1, 2013 to December 31, 2013. On January 9, 2014, the Company extended Mr. Emma's employment agreement, effective January 1, 2014 to December 31, 2014. Pursuant to the employment agreement, Mr. Emma was employed as the President and Chief Executive Officer of the Company and its wholly owned subsidiaries until December 31, 2014.
On January 6, 2015, the Board of Directors approved the terms of a two year employment agreement with Mr. Salvatore Emma, Jr., pursuant to which Mr. Emma will continue to be employed as the President and Chief Executive Officer of the Company and its wholly-owned subsidiaries commencing as of January 1, 2015 until December 31, 2016 unless earlier terminated pursuant to the terms of the agreement. The agreement was executed on January 20, 2015.
During the April 7, 2013 employment agreement, as extended, Mr. Emma was entitled to a base salary at the annualized rate of $225,000 and was eligible for a discretionary performance bonus pursuant to specific criteria to be mutually agreed upon by the parties. Pursuant to a separate Grant Agreement, Mr. Emma received options to purchase 15,000 shares of common stock of the Company under the Company's 2010 Equity Incentive Plan, which options vest annually in five equal installments over a five year period. Mr. Emma is also entitled to participate in bonus compensation and employee benefits plans as the Company may institute from time to time at the discretion of the Compensation Committee, upon the approval of the Board of Directors.

Under the employment agreement Mr. Emma is subject to confidentiality, non-compete and non-solicitation restrictions during and following termination of his employment.
Under Mr. Emma's January 6, 2015 agreement, Mr. Emma is entitled to a base salary at the annualized rate of $236,250 and $248,063 in 2015 and 2016, respectively, and is eligible for a discretionary performance bonus on terms to be determined and to participate in employee benefits plans as the Company may institute from time to time at the discretion of the Company’s Compensation Committee and upon the approval of the Board of Directors. In addition, upon execution of the agreement, Mr. Emma was granted stock options to acquire 15,000 shares of common stock, under the Company's 2010 Equity Incentive Plan, subject to vesting, with an exercise price equal to the market price on the date of the grant. The agreement also contains certain change of control provisions which provide for payment equivalent to two year of base salary at the rate then in effect and subject to confidentiality, non-compete and non-solicitation restrictions.
The Company entered into an employment agreement dated January 9, 2014 with Mr. Derek T. Welch. Pursuant to the agreement, Mr. Welch was employed as the Corporate Controller and principal financial and accounting officer of the Company and its wholly owned subsidiary, Micron Products, Inc., commencing as of January 1, 2014 until December 31, 2014 unless terminated pursuant to the terms of the agreement. On January 6, 2015, the Company approved the terms of a two year employment agreement with Mr. Welch, pursuant to which Mr. Welch will serve as the Chief Financial Officer of the Company and its wholly owned subsidiary, Micron Products, Inc. The agreement was executed by the parties on January 20, 2015. The term of the agreement commenced as of January 1, 2015 and continues until December 31, 2016 unless terminated pursuant to the terms of the agreement.
Under the January 9, 2014 agreement, Mr. Welch was entitled to a base salary at the annualized rate of $140,000 and was eligible for a discretionary performance bonus and to participate in employee benefits plans as the Company may institute from time to time at the discretion of the Company’s Compensation Committee and upon the approval of the Board of Directors. Pursuant to the agreement, Mr. Welch is subject to confidentiality, non-compete and non-solicitation restrictions. Under the employment agreement Mr. Welch is subject to confidentiality, non-compete and non-solicitation restrictions during and following termination of his employment.
Under Mr. Welch's January 6, 2015 agreement, Mr. Welch is entitled to a base salary at the annualized rate of $160,000, is eligible for a discretionary performance bonus on terms to be determined and to participate in employee benefits plans as the Company may institute from time to time at the discretion of the Company’s Compensation Committee and upon the approval of the Board of Directors. In addition, upon execution of the agreement, Mr. Welch was granted stock options to acquire 10,000 shares of common stock, under the Company's 2010 Equity Incentive Plan, subject to vesting, with an exercise price equal to the market price on the date of the grant. The agreement also contains certain change of control provisions providing for payment equivalent to two year of base salary at the rate then in effect and confidentiality, non-compete and non-solicitation restrictions. Pursuant to the agreement, Mr. Welch may be terminated for “cause” as defined in the agreement.
The Company entered into an amendment dated June 7, 2013, to the employment agreement originally entered into as of February 14, 2007, and as thereafter amended, with David A. Garrison, the Company’s former Executive Vice President and Chief Financial Officer. The amendment to Mr. Garrison's employment agreement extended the term of the employment agreement to December 31, 2013, and fixed the base compensation thereunder commencing as of December 31, 2012 at $162,000 per annum.
In September 2013, Mr. Garrison resigned from his position as Executive Vice President and Chief Financial Officer. In connection with Mr. Garrison's resignation, the Company and Mr. Garrison entered into an Agreement and Release (the “Agreement”) effective September 12, 2013. The Agreement provided for a severance package in the amount of $92,061 and provides for payments through September 2014.
On October 29, 2012, Mr. Michael S. Gunter, a member of the Company's Board of Directors and a member of its Audit Committee, was appointed Interim Chief Executive Officer of the Company for an initial period of 90 days pursuant to an Interim CEO agreement. Pursuant to the agreement, the Company agreed to pay Mr. Gunter $50,000 for such period. In connection with Mr. Gunter's resignation as Interim Chief Executive Officer and director, the Company and Mr. Gunter entered into an Agreement and Release (the “Agreement”) effective April 1, 2013. The Agreement provided for a completion payment of $20,000 payable in one lump sum (subject to a seven day revocation period) and a general release by both Mr. Gunter and the Company from any claims against each other.

Outstanding Equity Awards at Fiscal Year End, December 31, 2014

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Salvatore Emma Jr.	—	1,000(1)	1	3.41	1/4/2016	—	—	—	—
	6,000(2)	4,000(2)	2	9.86	5/19/2021	—	—	—	—
	—	4,000(3)	3	5.73	6/3/2021	—	—	—	—
	—	12,000(4)	4	2.58	4/2/2023	—	—	—	—

Derek T. Welch	2,000(5)	8,000(5)	5	3.67	12/15/2023	—	—	—	—

_______________________

(1)	Exercisable as to 1,000 shares on 1/4/2011 and each anniversary until all 5,000 options are exercisable. In 2014, 4,000 shares were exercised.

(2)	Exercisable as to 2,000 shares on 5/19/2012 and each anniversary until all 10,000 options are exercisable.

(3)	Exercisable as to 2,000 shares on 6/3/2012 and each anniversary until all 10,000 options are exercisable. In 2014, 6,000 shares were exercised.

(4)	Exercisable as to 3,000 shares on 4/1/2014 and each anniversary until all 15,000 options are exercisable. In 2014, 3,000 shares were exercised.

(5)	Exercisable as to 2,000 shares on 12/15/2014 and each anniversary until all 10,000 options are exercisable.

Employee Benefit Plans
The Company sponsors an Employee Savings and Investment Plan under Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company.  Employees can contribute up to 90% of their eligible compensation to the maximum allowable by the IRS.  The Company’s matching contributions are at the discretion of the Company.  The Company’s matching contributions in 2014 and 2013 were $46,958 and $44,488, respectively.
Equity Incentive Plan
On March 10, 2010, the Company's Board of Directors adopted the Arrhythmia Research Technology, Inc. 2010 Equity Incentive Plan (the “2010 Plan”) upon the recommendation of the Compensation Committee which was approved by stockholders at the 2010 Annual Meeting. The 2010 Plan authorizes the issuance of an aggregate of 500,000 shares. The Company's 2001 Stock Option, which expired in 2011, will continue to govern outstanding options but no additional options were granted thereunder following adoption of the 2010 Plan. The 2010 Plan provides the Company flexibility to award a mix of stock options, equity incentive grants, performance awards and other types of stock-based compensation.
Director Compensation
For fiscal year 2014 each non-employee director received annual cash compensation of $30,000.  Additionally, the Chairman of the Board received an additional $5,000 and the chairman of the audit committee received an additional $4,000. Directors who are full time employees receive no compensation for serving as directors.  During fiscal year 2014 our non-employee directors who were serving in such capacity in 2014 received the following fees:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
E.P. Marinos	35,000	—	—	—	—	—	35,000
Jason R. Chambers	34,000	—	—	—	—	—	$34,000
Paul F. Walter, M.D.	30,000	—	—	—	—	—	$30,000
__________________________

(1)	Includes amounts earned from the annual retainer and chairperson fees.

Compensation Committee Procedures
The following information relating to the Compensation Committee is not soliciting material and as such is not deemed filed with the SEC nor incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any such filing.
The Compensation Committee is responsible for establishing and reviewing the Company’s executive compensation policies, advising the full Board of Directors on all compensation matters and administering the Company’s employee benefit plans including the 2010 Plan.
The Compensation Committee works with management to develop relationships between pay levels, financial performance and returns to stockholders, in order to align our compensation structure with our organizational objectives.  By tying compensation in part to particular goals, the Compensation Committee believes that a performance-oriented environment is created for the Company’s employees and executives.  All decisions of the Committee relating to compensation of the President and Chief Executive Officer and other Named Executive Officers are reviewed and approved by the other non-employee Directors.
The Company's executive compensation policies are designed to foster the Company's business goals of achieving profitable growth and premium returns to stockholders.  The principal objectives of these policies are as follows: (1) to attract, motivate and retain executives of outstanding ability and character; (2) to provide rewards based on each person’s individual performance and  the Company’s overall financial performance and growth during the prior year by placing a portion of compensation at risk; and (3) to align the interests of executives and stockholders through long-term, equity-based incentives and programs to encourage and reward stock ownership.
Compensation for our Named Executive Officers consists of three major components: base salary which is reviewed annually by the Compensation Committee; annual cash bonuses which are determined based on individual performance and the Company's performance; and long-term equity based incentive awards, typically in the form of stock options. The Company entered into employment agreements in January 2015 with the Company's CEO and Chief Financial Officer, respectively. Each agreement provides that the executive officer shall be eligible to receive a discretionary performance bonus during the year 2015 with the specific goals to be mutually agreed upon by the parties. As of the date of this proxy statement, such specific goals have not been established. See "Employment Agreements" above.
The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Transactions with Management and Others
The Company’s Audit Committee reviews and oversees transactions between the Company and its executive officers and directors pursuant to its charter. All transactions between the Company and its officers, directors or their affiliates have been approved or ratified by the members of the Audit Committee who did not have an interest in such transaction.
AUDIT FEES SUMMARY
Fees billed by Wolf for services rendered in connection with the fiscal year ended December 31, 2014 and 2013 are set forth below. All fees earned by Wolf were pre-approved by the Audit Committee.

	2014	2013
Audit fees	$134,000	$95,744
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Fees billed by Grant for services rendered in connection with the fiscal years ended December 31, 2014 and 2013, respectively, are set forth below. All fees earned by Grant were pre-approved by the Audit Committee.

	2014	2013
Audit fees	$—	$86,650
Audit-related fees	—	15,000
Tax fees	—	—
All other fees	—	—

Audit Fees
Audit fees billed by Wolf for 2014 consist of fees for the audit of the Company's financial statements for the fiscal year ended December 31, 2014, and the review of the interim financial statements in the Company's quarterly reports for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014. Audit fees billed by Wolf for 2013 consist of fees for the audit of the Company's financial statements for the fiscal year ended December 31, 2013, and the review of the interim financial statements in the Company's quarterly report for the quarter ended September 30, 2013.
There were no audit fees billed by Grant in 2014. Audit fees billed by Grant for 2013 consist of fees for the review of the Company's interim financial statements included in the Company's quarterly reports for the quarters ended March 31, 2013 and June 30, 2013.
Audit-Related Fees
Audit-related fees billed by Grant for 2013 were for services performed to provide a Consent related to the audit of the 2012 financial statements as presented in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013.
Tax Fees
There were no tax fees billed by Wolf or Grant in 2014 or 2013.
All Other Fees
There were no Other Fees for 2014 and 2013.

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s By-laws provide that the number of directors shall be fixed from time to time by a vote of the majority of the Board of Directors.  The By-laws further provide that the Board of Directors be divided into three classes (Class I, Class II and Class III) serving staggered three-year terms, with each class to be as nearly equal in number as possible. The Board of Directors currently consists of four members, namely, Mr. Jason R. Chambers (Class I with term expiring at the 2017 Annual Meeting); Mr. E. P. Marinos and Mr. Salvatore Emma, Jr. (Class II with terms expiring at the 2015 Annual Meeting) and Dr. Paul F. Walter (Class III with term expiring at the 2016 Annual Meeting).

The Board of Directors, based on the recommendation of the Nominating and Corporate Governance Committee, has concluded that the nomination and re-election of Mr. E. P. Marinos and Mr. Salvatore Emma, Jr., as Class II directors is in the best interests of the Company and recommends stockholder approval of the re-election of Messrs. Marinos and Emma, each for a three-year term (expiring at the 2018 Annual Meeting) and until their respective successors have been duly elected and shall qualify.

The remaining directors will continue to serve in their positions for the remainder of their terms. Biographical information concerning Messrs. Marinos and Emma, as well as the other Company directors, can be found under “Information About Directors and Executive Officers” above.

The persons named in the proxy will vote FOR the nominee, except where authority has been withheld as to the nominee.

Recommendation and Vote

The nominee for director receiving a plurality of the votes represented by the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be elected as director. Each of the nominees have consented to being named in this Proxy Statement and to serve his respective term if elected.  If a nominee should for any reason become unavailable for election, the Board may nominate a substitute nominee. If you have submitted a proxy and a substitute nominee is selected, proxies may be voted with discretionary authority by the persons appointed as proxies for any substitute nominee designated by the Board of Directors. Alternatively, if the Board does not select a substitute nominee, the proxy may vote only for the remaining nominees, leaving a vacancy on the Board that may be filled at a later date by the Board in accordance with the By-laws of the Company. As of the date of this Proxy Statement, the Board is not aware that any nominee is unable or will decline to serve as a director.

The Board of Directors recommends that stockholders vote FOR each of the nominees for re-election to the Board of Directors of the Company.

PROPOSAL 2

APPROVAL OF A NON-BINDING ADVISORY
VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Company is providing stockholders with the opportunity to cast an advisory (non-binding) vote on compensation programs for our Named Executive Officers (sometimes referred to as "say-on-pay"). Accordingly, you may vote on the following resolution at the Annual Meeting:

“Resolved, that the compensation paid to the Company's Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables in this Proxy Statement, is hereby approved.”

This vote will not be binding on the Board of Directors and may not be construed as overruling a decision by the Board, creating or implying any change to the fiduciary duties of the Board or any additional fiduciary duty by the Board or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.  The Compensation Committee, however, may take into account the outcome of the vote when considering future executive compensation arrangements.

Recommendation and Vote

In voting on the above resolution, stockholders may vote for the resolution, against the resolution or abstain from voting.  This matter will be decided by the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting.  On this matter, abstentions will have no effect on the voting.

The Board of Directors unanimously recommends a vote FOR approval of the compensation of the Company's Named Executive Officers as disclosed in this Proxy Statement.

PROPOSAL 3
APPROVAL OF AMENDMENT TO THE FOURTH ARTICLE OF THE CERTIFICATE OF INCORPORATION TO REVISE THE PREFERRED STOCK AUTHORIZATION FROM ITS CURRENT TERMS TO BLANK CHECK PREFERRED STOCK
The Company’s Board of Directors has approved, subject to stockholder approval, an amendment to the Fourth Article of the Company’s Certificate of Incorporation (the “Blank Check Preferred Amendment”) to revise the current terms of the 2,000,000 shares of preferred stock, at $1.00 par value, to “blank check” preferred stock (“Blank Check Preferred”). The effect is to simplify the current specific terms of the 2,000,000 shares of Serial Preferred Stock (“Serial Preferred Stock”) but not to otherwise affect the current authority of the Board to issue up to 2,000,000 shares of the Serial Preferred Stock. No shares of Serial Preferred Stock are currently issued or outstanding.
If the Blank Check Preferred Amendment is approved by the Company’s stockholders at the Annual Meeting, the Company intends to file the Blank Check Preferred Amendment with the Secretary of State of Delaware, substantially in the form of Appendix A hereto with the Secretary of State of Delaware as soon as practicable following approval. The Blank Check Preferred Amendment has the effect of eliminating the express terms of the Serial Preferred Stock and eliminating the current designation of 577,500 shares of 5 ¼ % Cumulative Convertible Preferred Stock.
Purpose of the Amendment
The Company’s Certificate of Incorporation currently authorizes the Board of Directors to issue a maximum of 10,000,000 shares of common stock, par value $0.01 per share, and 2,000,000 shares of Serial Preferred Stock, par value $1.00 per share. The Serial Preferred Stock is required to be issued on the terms and conditions set forth in our Certificate of Incorporation, which include very specific terms, conditions and limitations. These terms, conditions and limitations include specific designations, rights, preferences, powers and limitations, including but not limited to a right to preferential dividends, limitations on repurchase of common stock while the Serial Preferred Stock is outstanding, liquidation preferences, and specified rights to convert the Serial Preferred Stock to common stock. Additionally, of the 2,000,000 shares authorized, a series of 577,500 designated Serial Preferred Stock shares of 5 ¼% Cumulative Convertible Preferred Stock (“Cumulative Preferred”) is already authorized. None of the Serial Preferred Stock, including the Cumulative Preferred, is currently issued or outstanding. The Board also has determined to decrease the par value of the Serial Preferred Stock from $1.00 to $.001 per share, although the Board of Directors does not believe that the decrease in par value has any effect on the rights related to the common stock.
Upon filing with the Delaware Secretary of State, the Blank Check Preferred Amendment will be effective immediately and will replace the current authority to issue the Serial Preferred Stock on its current terms with Blank Check Preferred Stock.
The term "blank check" preferred stock refers to stock which gives the board of directors of a corporation the flexibility to create one or more series of preferred stock, from time to time, and to determine the relative rights, preferences, powers and limitations of each series, including, without limitation: (i) the number of shares in each series, (ii) whether a series will bear dividends and whether dividends will be cumulative, (iii) the dividend rate and the dates of dividend payments, (iv) liquidation preferences and prices, (v) terms of redemption, including timing, rates and prices, (vi) conversion rights, (vii) any sinking fund requirements, (viii) any restrictions on the issuance of additional shares of any class or series, (ix) any voting rights and (x) any other relative, participating, optional or other special rights, preferences, powers, qualifications, limitations or restrictions. Any issuances of preferred stock by the Company will need to be approved by the board of directors.
The filing of the Blank Check Preferred Amendment to replace of the current Fourth Article will greatly simplify the current terms and conditions related to the issuance of Serial Preferred Stock in the future. The Board of Directors believes that the amendment is desirable because it will provide the Company with increased flexibility of action to meet future working capital and capital expenditure requirements through equity financings without the delay and expense ordinarily attendant on obtaining further stockholder approvals or the requirement to comply with terms and restrictions related to a pre-designated preferred stock class or series. The Board of Directors believes that the authorization of Blank Check Preferred Stock will improve the Company's ability to attract investment capital if needed, as various series of the preferred stock instead may be customized to meet the needs of any particular transaction or market conditions.
Effects of Blank Check Preferred Amendment
If the Blank Check Preferred Amendment is approved, the Board of Directors would continue to be authorized to issue at its discretion one or more series of Serial Preferred Stock from time to time, without further action by the stockholders other than as may be required by applicable law, the Certificate of Incorporation, regulatory authorities or the rules of any stock exchange on which the Company’s securities are then listed, except that the authorization would be no longer be subject to the current terms, obligations and limitations in the Certificate of Incorporation. The Company does not currently have any plan or proposal to issue any shares of Serial Preferred Stock. As with the existing authorization of preferred stock, existing stockholders do not have preemptive rights with respect to future issuance of Serial Preferred Stock by the Company and their interest in the Company could be diluted by such issuance with respect to any of the following: earnings per share, voting, dividends, liquidation rights and book and market value.
Instead of being required to comply with the current terms, obligations and limitations related to the Serial Preferred Stock, the Board of Directors will have the power to issue the shares of preferred stock in one or more classes or series with such preferences and voting rights as the Board of Directors may fix in the resolution at that time providing for the issuance of such shares. As is the case currently, the issuance of shares of preferred stock could affect the relative rights of the Company's shares of common stock. Depending upon the exact terms, limitations and relative rights and preferences, if any, of the shares of preferred stock as determined by the Board of Directors at the time of issuance, the holders of shares of preferred stock may be entitled to a higher dividend rate than that paid on the common stock, a prior claim on funds available for the payment of dividends, a fixed preferential payment in the event of liquidation and dissolution of the Company, redemption rights, rights to convert their shares of preferred stock into shares of common stock, and voting rights which would tend to dilute the voting control of the Company by the holders of shares of common stock. Depending on the particular terms of any series of the preferred stock, holders thereof may have significant voting rights and the right to representation on the Company's Board of Directors. In addition, the approval of the holders of shares of Serial Preferred Stock, voting as a class or as a series, may be required for the taking of certain corporate actions, such as mergers.
The issuance of shares of Serial Preferred Stock may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or seeking to bring about removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of shares of Serial Preferred Stock in a public or private sale, merger or in a similar transaction may, depending on the terms of the series of preferred stock dilute the interest of a party seeking to take over the Company. Further, the authorized preferred stock could be used by the Board of Directors for adoption of a stockholder rights plan or "poison pill."
The Blank Check Preferred Amendment is not proposed in response to, or for the purpose of deterring, any current effort to obtain control of the Company or as an anti-takeover measure. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in stockholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company's stockholders might consider to be in their best interests. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company's stockholders at all times.
Recommendation and Vote
The affirmative vote of a majority of the shares of Common Stock entitled to vote at the annual meeting is required to approve the Blank Check Preferred Amendment to revise the current terms of the 2,000,000 shares of preferred stock, at $1.00 par value, to “Blank Check Preferred Stock. If the proposal is approved, it will become effective upon the filing of the Certificate of Amendment with the Delaware Secretary of State, which will occur as soon as reasonably practicable after approval.
The Board of Directors unanimously recommends that the stockholder vote FOR the Blank Check Preferred Amendment.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has engaged Wolf & Company, P.C. (“Wolf”) to serve as the Company's independent registered public accounting firm in connection with the audit for the fiscal year ended December 31, 2014 and the review of the Company's financial statements for the quarters ended March 31, 2015, June 30, 2015, and September 30, 2015. Wolf has served as the Company's registered public accounting firm since October 15, 2013.
Although ratification is not required, the Board is submitting the selection of Wolf to its stockholders for ratification as a matter of good corporate practice. If the selection is not ratified by stockholders, the Audit Committee will consider the results in connection with its selection of auditors for the balance of 2015. Notwithstanding the ratification of the selection, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time if it determines that such a change would be in the Company's best interest and the best interest of its stockholders.
The Audit Committee, prior to engaging Wolf, considered the qualifications of that firm, its reputation for integrity, competence in the fields of accounting and auditing and its independence.
The Company has been informed that neither Wolf nor any of its partners have any direct financial interest or any material indirect financial interest in the Company nor have had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. A representative of Wolf is expected to be present at the Annual Meeting, to make a statement if so desired, and to respond to any appropriate questions.

Recommendation and Vote

To be approved the ratification of the appointment of Wolf requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Wolf & Company P.C. as the Company's independent registered public accounting firm.

PROPOSAL 5

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING
General

If, at the Annual Meeting, the number of shares of common stock, present in person or by proxy, is insufficient to constitute a quorum or the number or shares of common stock voting in favor is insufficient to approve any of the proposals, management may determine to move to adjourn the Annual Meeting to a later date or dates, if necessary, in order to enable the Board of Directors to solicit additional proxies.  In that event, we will ask our stockholders to vote only upon the adjournment proposal and not the remaining proposals.
Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against any of the proposals to defeat the proposal, we could adjourn the Annual Meeting without a vote on the matter and seek to convince the holders of those shares to change their votes in favor of the proposals.
Generally, if the Annual Meeting is adjourned, no notice of the adjourned meeting is required to be given to stockholders, other than announcement at the Annual Meeting of the place, date and time to which the meeting is adjourned.  However, the Company’s By-laws provide that if the adjournment or adjournments are for more than 30 days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting.

Recommendation and Vote

To be approved, the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting, whether or not a quorum is present. Abstentions and broker non-votes will not affect the vote on the adjournment proposal.

The Board of Directors recommends that stockholders vote FOR the proposal to authorize the Board of Directors to adjourn the Annual Meeting of stockholders to allow time for the further solicitation of proxies.

ADDITIONAL INFORMATION

Stockholder Proposals and Submissions

Stockholders are entitled to submit proposals on matters appropriate for stockholder action and have that proposal included in the Company's proxy statement consistent with the Company’s By-laws and the regulations of the SEC.  Should a stockholder intend to present a proposal at the 2015 Annual Meeting and have that proposal included in the Company's proxy statement, it must be received by the Secretary of the Company c/o Arrhythmia Research Technology, Inc., 25 Sawyer Passway, Fitchburg, MA 01420, not later than 90 nor earlier than 120 days prior to the anniversary of the previous year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is scheduled to be held on a date more than 30 days prior to or delayed by more than 60 days after such anniversary date, notice by the stockholder in order to be timely must be received not later than the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made including through public filings.  For nominations by a stockholder relating to a special meeting of stockholders called for the purpose of electing directors, the stockholder must have given written notice, either by personal delivery or by mail not later than the close of business on the 10th day following the day on which public announcement of the date of the meeting is first made by the Company.

Any proposal of a stockholder intended to be presented at the Company’s next annual meeting of stockholders and included in the proxy statement and form of proxy for that meeting must be received by the Company no later than [____________, 20__].

A copy of the relevant By-law provisions containing the requirements for making stockholder proposals may be obtained by contacting the Company's Secretary at the executive offices of the Company.

No Incorporation by Reference

In the Company’s filings with the SEC, information is sometimes “incorporated by reference.”  This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the filing.  Based on SEC regulations, the “Audit Committee Report” and the “Compensation Committee Procedures,” specifically are not incorporated by reference into any other filings with the SEC.  In addition, this proxy statement includes website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

Householding of Proxy Statements

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual report or Notice of Internet Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report or Notice of Internet Availability of Proxy Materials addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders may “household” our proxy materials.  In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report or Notice of Internet Availability of Proxy Materials, please notify your broker and the Company's Secretary in writing at 25 Sawyer Passway, Fitchburg, MA 01420 or by telephone at (978) 345-5000.  You can also obtain a copy at www.CSTPROXY.COM/ARTHRT/2013. The Company will promptly deliver, without charge, an additional copy of any such proxy statement and annual report or Notice of Internet Availability upon request. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.

Other Proposed Action

The Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the Annual Meeting.  If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

By Order of the Board of Directors,
ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
/s/ Derek T. Welch
Derek T. Welch
Secretary

Fitchburg, Massachusetts
April [__], 2015

APPENDIX I

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

This proxy is solicited by the Board of Directors

for the Annual Meeting of Stockholders to be held on

May 21, 2015

The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated April [__], 2015, and hereby appoints Judith A. Lucier and Derek T. Welch, or either of them, proxies for the undersigned, with full power of substitution, to vote all of the undersigned's shares of common stock of Arrhythmia Research Technology, Inc. (the “Company”) at the Annual Meeting of Stockholders of the Company to be held at the DoubleTree by Hilton, 99 Erdman Way, Leominster, Massachusetts on May 21, 2015 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

1. To re-elect two Class II directors to hold office for three years until the 2018 annual meeting and until their successors are duly elected and qualified.

☐	VOTE FOR ALL NOMINEES	or	☐	VOTE WITHHELD FOR THE NOMINEES
☐	VOTE FOR ALL NOMINEES except as noted below

Nominee Exceptions(s):
Mr. E. P. Marinos        Mr. Salvatore Emma, Jr.

2.    To approve a non-binding advisory vote on executive compensation.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

3.    To approval of the Blank Check Preferred Amendment

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

4.    To ratify the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

5.    Authorization to adjourn the Annual Meeting.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

6.    Other Matters

In their discretion, to vote with respect to any other matters that may come before the Annual Meeting or any adjournment thereof, including matters incident to its conduct.

Please sign and date on the reverse side.

The Board of Directors recommends a vote FOR the nominees and proposals above and if no specification is made, the shares will be voted for such nominee and proposals.

PLEASE SIGN AND DATE.
Dated _________________, 2015

Signature

Printed Name

Signature

Printed Name

(Joint Owners Should Each Sign, Attorneys-in-Fact, Executors, Administrators, Custodians, Partners, or Corporate Officers Should Give Their Full Title.)

Signature should agree with name printed hereon.  If stock is held in the name of more than one person, EACH joint owner should sign.  Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.  Attorneys should submit powers of attorney.

PLEASE DATE, SIGN AND RETURN THIS PROXY
NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

APPENDIX II

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

Arrhythmia Research Technology, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,
DOES HEREBY CERTIFY:
FIRST: That the Board of Directors of said corporation, at a meeting of its members duly called and held pursuant to the General Corporation Law of the State of Delaware, duly adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation.
RESOLVED, that the Certificate of Incorporation of Arrhythmia Research Technology, Inc. be amended by changing the FOURTH Article thereof so that, as amended said Article shall be and read in its entirety as follows:
“FOURTH: The number of shares of which the Corporation is authorized to have outstanding is 12,000,000 shares, consisting of 2,000,000 shares of Serial Preferred Stock, $.001 par value per share (hereinafter called “Serial Preferred Stock”) and 10,000,000 shares of Common Stock, $.01 par value per share (hereinafter called “Common Stock”).
The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.
(a)COMMON STOCK.
(i)General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of Serial Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of Serial Preferred Stock of any series.
(ii)Voting. The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (which, as used herein, shall mean the Certificate of Incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Serial Preferred Stock) that relates solely to the terms of one or more outstanding series of Serial Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation. There shall be no cumulative voting.
The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.
(iii)Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend or other rights of any then outstanding Serial Preferred Stock.
(iv)Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Serial Preferred Stock.
(b)SERIAL PREFERRED STOCK.
Serial Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Serial Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.

Authority is hereby expressly granted to the Board of Directors from time to time to issue Serial Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issuance of the shares thereof, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Serial Preferred Stock may provide that such series shall be superior or rank equally or be junior to Serial Preferred Stock of any other series to the extent permitted by law.
The number of authorized shares of Serial Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.”
SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.
THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of section 242 of the General Corporation Law of the State of Delaware.
FOURTH: That this Certificate of Amendment to the Certificate of Incorporation shall be effective on ______________, 2015.
IN WITNESS WHEREOF, said Arrhythmia Research Technology, Inc. has caused this Certificate to be executed, acknowledged and filed by its President this ____ day of _______, 2015.
ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

By:
Name:
Title: